Exhibit 99.1

NEWS RELEASE

FOR FURTHER INFORMATION:
PHIL LYNCH	JAY KOVAL
VICE PRESIDENT	VICE PRESIDENT
DIRECTOR CORPORATE	DIRECTOR INVESTOR
COMMUNICATIONS	RELATIONS
AND PUBLIC RELATIONS	502-774-6903
502-774-7928

FOR IMMEDIATE RELEASE

BROWN-FORMAN TO ACQUIRE THE GLENDRONACH, BENRIACH, AND GLENGLASSAUGH SINGLE MALT SCOTCH WHISKIES

Louisville, KY, April 27, 2016 – Brown-Forman Corporation announced today that it has reached definitive agreement to purchase The BenRiach Distillery Company Limited for approximately £285 million. When completed, the purchase will bring three outstanding Single Malt Scotch Whisky brands into Brown-Forman’s growing whiskey portfolio: The GlenDronach, BenRiach, and Glenglassaugh. The purchase will include brand trademarks, three malt distilleries, a bottling plant, and the company’s headquarters in Edinburgh, Scotland. The BenRiach Distillery Company, which has a workforce of 165 employees including 55 seasonal and casual workers, will operate as a subsidiary of Brown-Forman.

“The acquisition of these super premium brands will allow Brown-Forman to re-enter one of our industry’s most exciting and consistent growth segments, Single Malt Scotch Whisky,” said Brown-Forman Chief Executive Officer Paul Varga. “The Glendronach, BenRiach, and Glenglassaugh single malt brands are rich in history and we believe they will continue to prosper and grow in our hands.”

Varga noted that Brown-Forman previously was a minority shareholder of Glenmorangie plc and marketed the Glenmorangie Single Malt Whisky brand in the U.S. and Canada from 1992 to 2005 and in Continental Europe and certain Asian markets from 2000 to 2005. Brown-Forman sold its interest as part of Glenmorangie plc’s sale to Moet Hennessy in 2005.

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BROWN-FORMAN CORPORATION 850 DIXIE HIGHWAY, LOUISVILLE, KY 40210   E-MAIL: BROWN-FORMAN@B-F.COM   WWW.BROWN-FORMAN.COM

“We feel immensely privileged to have been custodians of this business for the last 12 years, and to be associated with these wonderful brands and great distilleries,” said Billy Walker, managing director of The BenRiach Distillery Company Limited. “Our team have energized these distilleries and engaged creatively and successfully with the premium end of the market. We are very confident that Brown-Forman will take The GlenDronach, BenRiach, and Glenglassaugh brands to the next level and fulfill their full potential, and prove to be worthy custodians of these historic distilleries.”

The GlenDronach Distillery, located in the hills of the Scottish Highlands, was founded in 1826. GlenDronach produces a range of ultra-premium single malt whiskies and is most noted for its richly sherried whiskies. Located in the heart of Speyside, The BenRiach Distillery began making malt whisky in 1898 and is known for experimenting with wood finishes producing whisky from both non-peated and peated malted barley. The Glenglassaugh Distillery, founded in 1875, is located on the coast in the northern Scottish Highlands overlooking the North Sea producing a coastal Highland malt.

The transaction, which is subject to customary closing conditions, is expected to close on or about June 1, 2016.

For more than 145 years, Brown-Forman Corporation has enriched the experience of life by responsibly building fine quality beverage alcohol brands, including Jack Daniel’s Tennessee Whiskey, Jack Daniel’s & Cola, Jack Daniel’s Tennessee Honey, Gentleman Jack, Jack Daniel’s Single Barrel, Finlandia, Korbel, el Jimador, Woodford Reserve, Canadian Mist, Herradura, New Mix, Sonoma-Cutrer, Early Times, and Chambord. Brown-Forman’s brands are supported by nearly 4,400 employees and sold in approximately 160 countries worldwide. For more information about the company, please visit http://www.brown-forman.com/.

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BROWN-FORMAN CORPORATION 850 DIXIE HIGHWAY, LOUISVILLE, KY 40210   E-MAIL: BROWN-FORMAN@B-F.COM   WWW.BROWN-FORMAN.COM

This press release contains statements, estimates, and projections that are “forward-looking statements” as defined under U.S. federal securities laws. Words such as “aim,” “anticipate,” “aspire,” “believe,” “continue,” “could,” “envision,” “estimate,” “expect,” “expectation,” “intend,” “may,” “plan,” “potential,” “project,” “pursue,” “see,” “seek,” “should,” “will,” and similar words identify forward-looking statements, which speak only as of the date we make them. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. By their nature, forward-looking statements involve risks, uncertainties and other factors (many beyond our control) that could cause our actual results to differ materially from our historical experience or from our current expectations or projections. These risks and uncertainties include, but are not limited to:

•	Unfavorable global or regional economic conditions, and related low consumer confidence, high unemployment, weak credit or capital markets, budget deficits, burdensome government debt, austerity measures, higher interest rates, higher taxes, political instability, higher inflation, deflation, lower returns on pension assets, or lower discount rates for pension obligations

•	Risks associated with being a U.S.-based company with global operations, including commercial, political and financial risks; local labor policies and conditions; protectionist trade policies or economic or trade sanctions; compliance with local trade practices and other regulations, including anti-corruption laws; terrorism; and health pandemics

•	Fluctuations in foreign currency exchange rates, particularly a stronger U.S. dollar

•	Changes in laws, regulations, or policies - especially those that affect the production, importation, marketing, labeling, pricing, distribution, sale, or consumption of our beverage alcohol products

•	Tax rate changes (including excise, sales, VAT, tariffs, duties, corporate, individual income, dividends, capital gains) or changes in related reserves, changes in tax rules (for example, LIFO, foreign income deferral, U.S. manufacturing and other deductions) or accounting standards, and the unpredictability and suddenness with which they can occur

•	Dependence upon the continued growth of the Jack Daniel’s family of brands

•	Changes in consumer preferences, consumption or purchase patterns - particularly away from larger producers in favor of smaller distilleries or local producers, or away from brown spirits, our premium products, or spirits generally, and our ability to anticipate or react to them; bar, restaurant, travel or other on-premise declines; shifts in demographic trends; unfavorable consumer reaction to new products, line extensions, package changes, product reformulations, or other product innovation

•	Decline in the social acceptability of beverage alcohol products in significant markets

•	Production facility, aging warehouse or supply chain disruption

•	Imprecision in supply/demand forecasting

•	Higher costs, lower quality or unavailability of energy, water, raw materials, product ingredients, labor or finished goods

•	Route-to-consumer changes that affect the timing of our sales, temporarily disrupt the marketing or sale of our products, or result in higher implementation-related or fixed costs

•	Inventory fluctuations in our products by distributors, wholesalers, or retailers

•	Competitors’ consolidation or other competitive activities, such as pricing actions (including price reductions, promotions, discounting, couponing or free goods), marketing, category expansion, product introductions, or entry or expansion in our geographic markets or distribution networks

•	Risks associated with acquisitions, dispositions, business partnerships or investments - such as acquisition integration, or termination difficulties or costs, or impairment in recorded value

•	Inadequate protection of our intellectual property rights

•	Product recalls or other product liability claims; product counterfeiting, tampering, contamination, or product quality issues

•	Significant legal disputes and proceedings; government investigations (particularly of industry or company business, trade or marketing practices)

•	Failure or breach of key information technology systems

•	Negative publicity related to our company, brands, marketing, personnel, operations, business performance or prospects

•	Failure to attract or retain key executive or employee talent

•	Our status as a family “controlled company” under New York Stock Exchange rules

For further information on these and other risks, please refer to the “Risk Factors” section of our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC.

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BROWN-FORMAN CORPORATION 850 DIXIE HIGHWAY, LOUISVILLE, KY 40210   E-MAIL: BROWN-FORMAN@B-F.COM   WWW.BROWN-FORMAN.COM